                      BUSINESS LOAN AGREEMENT (ASSET BASED)

----------------------------------------------------------------------------------------------------
|   Principal   | Loan Date  |  Maturity  |  Loan No.  | Call/Coll | Account | Officer | Initials  |
| $2,000,000.00 | 12-30-2005 | 12-29-2006 | 2000206013 |      5300 |         |   123   |           |
----------------------------------------------------------------------------------------------------
|References in the shaded area are for Lender's use only and do not limit the applicability of this|
| document to any particular loan or item. Any item above containing "***" has been omitted due to |
|                                  text length limitations.                                        |
----------------------------------------------------------------------------------------------------

Borrower: ELECSYS CORPORATION (TIN: 48-1099142); DCI,            Lender: Bank Midwest, N.A.
          INC. (TIN: 48-0876575); and NTG, INC. (TIN: 20-1913167)        City Center Square Facility
          15301 WEST 109TH STREET                                        1100 Main, Suite 350
          LENEXA, KS  66219                                              Kansas City, MO  64105

====================================================================================================

THIS BUSINESS LOAN AGREEMENT  (ASSET BASED) dated December 30, 2005, is made and executed between ELECSYS CORPORATION;  DCI, INC.; and NTG, INC. ("Borrower") and
Bank Midwest,  N.A.  ("Lender") on the following terms and conditions.  Borrower has received prior  commercial  loans from Lender or has applied to Lender for a commercial  loan or loans or other  financial  accommodations,  including  those which may be  described  on any exhibit or schedule  attached to this  Agreement
("Loan").  Borrower understands and agrees that: (A) in granting,  renewing,  or
extending  any  Loan,   Lender  is  relying  upon  Borrower's   representations,
warranties,  and  agreements as set forth in this  Agreement;  (B) the granting, renewing,  or  extending  of any Loan by Lender at all times shall be subject to
Lender's  sole  judgment  and  discretion;  and (C) all such Loans  shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This  Agreement  shall be effective  as of December  30, 2005,  and shall continue in full force and effect until such time as all of Borrower's  Loans in favor of Lender have been paid in full,  including principal,  interest,  costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE  AUTHORITY.  The following persons  currently are authorized,  except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender  receives from Borrower,  at Lender's  address shown above,  written  notice of  revocation  of their  authority:  KARL B.  GEMPERLI,
PRESIDENT & CEO of ELECSYS  CORPORATION;  and TODD A. DANIELS,  VICE PRESIDENT &
CFO.  FUNDS  ARE TO BE  DISBURSED  AT  BORROWER'S  REQUEST  AND  LOAN  OFFICER'S
APPROVAL; A MONTHLY BORROWING BASE CERTIFICATE IS REQUIRED.

LINE OF CREDIT.  Lender  agrees to make  Advances to Borrower  from time to time from the date of this Agreement to the Expiration  Date,  provided the aggregate amount of such  Advances  outstanding  at any time does not exceed the Borrowing
Base.  Within the  foregoing  limits,  Borrower may borrow,  partially or wholly prepay, and reborrow under this Agreement as follows:

     Conditions  Precedent  to Each  Advance.  Lender's  obligation  to make any
     Advance to or for the account of Borrower  under this  Agreement is subject to the following  conditions  precedent,  with all documents,  instruments, opinions,  reports,  and other items required under this Agreement to be in form and substance satisfactory to Lender:

          (1) Lender shall have received  evidence  that this  Agreement and all
          Related Documents have been duly authorized,  executed,  and delivered by Borrower to Lender.

          (2) Lender shall have received such opinions of counsel,  supplemental opinions, and documents as Lender may request.

          (3) The  security  interests  in the  Collateral  shall have been duly authorized,  created, and perfected with first lien priority and shall be in full force and effect.

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 2
--------------------------------------------------------------------------------

          (4) All  guaranties  required  by Lender for the credit  facility(ies)
          shall have been executed by each Guarantor,  delivered to Lender,  and be in full force and effect.

          (5)  Lender,  at its  option  and for its  sole  benefit,  shall  have conducted an audit of Borrower's Accounts,  Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

          (6) Borrower shall have paid to Lender all fees,  costs,  and expenses specified in this Agreement and the Related  Documents as are then due and payable.

          (7) There shall not exist at the time of any Advance a condition which would  constitute  an Event  of  Default  under  this  Agreement,  and
          Borrower  shall have  delivered to Lender the  compliance  certificate called for in the paragraph below titled "Compliance Certificate."

     Making  Loan  Advances.  Advances  under this credit  facility,  as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized  persons.  Lender may, but need not,  require that
     all  oral  requests  be  confirmed  in  writing.   Each  Advance  shall  be
     conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the  instructions of an authorized  person.  Lender,  at its option,  may set a cutoff time,  after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     Mandatory Loan Repayments. If at any time the aggregate principal amount of the  outstanding  Advances  shall  exceed the  applicable  Borrowing  Base,
     Borrower, immediately upon written or oral notice from Lender, shall pay to
     Lender an amount equal to the difference between the outstanding  principal balance of the Advances and the  Borrowing  Base. On the  Expiration  Date,
     Borrower shall pay to Lender in full the aggregate  unpaid principal amount of all Advances then outstanding and all accrued unpaid interest,  together with all other applicable fees, costs and charges, if any, not yet paid.

     Loan  Account.  Lender  shall  maintain on its books a record of account in which  Lender shall make entries for each Advance and such other debits and credits as shall be  appropriate  in connection  with the credit  facility.
     Lender shall  provide  Borrower  with  periodic  statements  of  Borrower's
     account,   which   statements   shall  be  considered  to  be  correct  and
     conclusively  binding on Borrower  unless  Borrower  notifies Lender to the contrary  within  thirty  (30) days  after  Borrower's  receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL.  To secure payment of the Primary Credit Facility and performance of all other  Loans,  obligations  and duties owed by Borrower to Lender,  Borrower
(and  others,  if  required)  shall grant to Lender  Security  Interests in such property and assets as Lender may require.  Lender's  Security  Interests in the
Collateral shall be continuing liens and shall include the proceeds and products of the Collateral,  including without  limitation the proceeds of any insurance.
With respect to the  Collateral,  Borrower agrees and represents and warrants to
Lender:

     Perfection of Security Interests.  Borrower agrees to execute all documents perfecting  Lender's  Security  Interest and to take  whatever  actions are requested by Lender to perfect and continue Lender's Security  Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents  evidencing or constituting  the  Collateral,  and
     Borrower  will note  Lender's  interest  upon any and all chattel paper and
     instruments   if  not  delivered  to  Lender  for   possession  by  Lender.
     Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing  statements and any similar  statements as may be required by applicable law, and Lender will file such financing  statements and all such similar  statements in the appropriate  location or locations.
     Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents  necessary to perfect or to continue any
     Security   Interest.   Lender  may  at  any  time,   and  without   further
     authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing  statement for use as a financing  statement.
     Borrower  will  reimburse  Lender  for all  expenses  for  the  perfection, termination,  and the  continuation of the perfection of Lender's  security interest in the Collateral. Borrower promptly will notify Lender before any change in  Borrower's  name  including  any change to the assumed  business names of

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013              (Continued)                             Page 3
--------------------------------------------------------------------------------

     Borrower.  Borrower  also  promptly will notify Lender before any change in
     Borrower's  Social  Security  Number  or  Employer  Identification  Number.
     Borrower  further agrees to notify Lender in writing prior to any change in address or location of  Borrower's  principal  governance  office or should
     Borrower merge or consolidate with any other entity.

     Collateral  Records.  Borrower does now, and at all times hereafter  shall, keep correct and accurate  records of the Collateral,  all of which records shall be  available  to Lender or Lender's  representative  upon demand for inspection  and  copying  at  any  reasonable  time.  With  respect  to the
     Accounts,  Borrower  agrees to keep and maintain such records as Lender may require,  including  without  limitation  information  concerning  Eligible
     Accounts  and  Account  balances  and agings.  Records  related to Accounts
     (Receivables) are or will be located at 15301 WEST 109TH STREET, LENEXA, KS
     66219. With respect to the Inventory,  Borrower agrees to keep and maintain
     such  records  as  Lender  may  require,   including   without   limitation
     information   concerning  Eligible  Inventory  and  records  itemizing  and describing the kind, type, quality,  and quantity of Inventory,  Borrower's
     Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. Records related to Inventory are or will be located at 115301
     WEST 109TH STREET,  LENEXA, KS 66219. The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

     Collateral Schedules.  Concurrently with the execution and delivery of this
     Agreement,  Borrower  shall  execute  and  deliver to Lender  schedules  of
     Accounts and  Inventory  and  schedules  of Eligible  Accounts and Eligible
     Inventory  in form and  substance  satisfactory  to the Lender.  Thereafter supplemental  schedules  shall  be  delivered  according  to the  following schedule:  With respect to Eligible Accounts,  schedules shall be delivered
     MONTHLY.  With respect to Eligible Inventory,  schedules shall be delivered
     MONTHLY.

     Representations  and Warranties  Concerning  Accounts.  With respect to the
     Accounts,  Borrower  represents  and  warrants to Lender:  (1) Each Account represented  by  Borrower to be an  Eligible  Account for  purposes of this
     Agreement  conforms to the  requirements  of the  definition of an Eligible
     Account;  (2) All Account  information  listed on  schedules  delivered  to
     Lender will be true and correct,  subject to immaterial  variance;  and (3)
     Lender,  its  assigns,  or agents  shall  have the right at any time and at
     Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

     Representations and Warranties  Concerning  Inventory.  With respect to the
     Inventory,  Borrower  represents and warrants to Lender:  (1) All Inventory represented  by  Borrower  to be Eligible  Inventory  for  purposes of this
     Agreement  conforms  to the  requirements  of the  definition  of  Eligible
     Inventory; (2) All Inventory values listed on schedules delivered to Lender will be true and correct,  subject to immaterial variance; (3) The value of the Inventory  will be determined on a consistent  accounting  basis;  (14)
     Except as agreed  to the  contrary  by  Lender  in  writing,  all  Eligible
     Inventory is now and at all times hereafter will be in Borrower's  physical possession  and  shall  not be  held  by  others  on  consignment,  sale on approval,  or sale or return;  (5)  Except as  reflected  in the  Inventory schedules  delivered to Lender,  all  Eligible  Inventory is now and at all
     times  hereafter  will be of  good  and  merchantable  quality,  free  from defects;  (6)  Eligible  Inventory  is not now  and  will  not at any  time hereafter be stored with a bailee,  warehouseman,  or similar party without
     Lender's  prior  written  consent,   and,  in  such  event,  Borrower  will
     concurrently  at the time of bailment cause any such bailee,  warehouseman, or similar  party to issue and  deliver to Lender,  in form  acceptable  to
     Lender,  warehouse  receipts  in Lender  name  evidencing  the  storage  of
     Inventory;  and (7) Lender, its assigns,  or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

CONDITIONS  PRECEDENT TO EACH ADVANCE.  Lender's  obligation to make the initial
Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's  satisfaction of all of the conditions set forth in this
Agreement and in the Related Documents.

     Loan  Documents.  Borrower shall provide to Lender the following  documents for the Loan:  (1) the Note;  (2)  Security  Agreements  granting to Lender security  interests in the  Collateral;  (3) financing  statements  and all other documents  perfecting  Lender's Security  Interests;  (4) evidence of insurance as required below;

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                            Page 4
--------------------------------------------------------------------------------

     (5) together with all such Related  Documents as Lender may require for the
     Loan;  all in form  and  substance  satisfactory  to  Lender  and  Lender's counsel.

     Borrower's  Authorization.   Borrower  shall  have  provided  in  form  and
     substance  satisfactory  to Lender  properly  certified  resolutions,  duly authorizing the execution and delivery of this Agreement,  the Note and the
     Related  Documents.  In addition,  Borrower  shall have provided such other resolutions,  authorizations,  documents and  instruments  as Lender or its counsel, may require.

     Fees and Expenses Under This Agreement.  Borrower shall have paid to Lender all fees,  costs, and expenses  specified in this Agreement and the Related
     Documents as are then due and payable.

     Representations  and  Warranties.  The  representations  and warranties set forth in this Agreement,  in the Related Documents,  and in any document or certificate delivered to Lender under this Agreement are true and correct.

     No Event of  Default.  There  shall not exist at the time of any  Advance a condition  which would  constitute an Event of Default under this Agreement or under any Related Document.

MULTIPLE  BORROWERS.  This Agreement has been executed by multiple  obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically  stated to the contrary,  the word "Borrower"
as used in this Agreement,  including  without  limitation all  representations, warranties and covenants, shall include all Borrowers.  Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more  additional  secured or unsecured loans or otherwise  extend  additional credit  with  respect  to any  other  Borrower;  (B) with  respect  to any other
Borrower alter, compromise,  renew, extend,  accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases  and  decreases  of the  rate of  interest  on the  indebtedness;  (C)
exchange,  enforce,  waive,  subordinate,  fail or decide  not to  perfect,  and release any security,  with or without the  substitution of new collateral;  (D)
release,  substitute,  agree  not to  sue,  or  deal  with  any  one or  more of
Borrower's or any other Borrower's sureties,  endorsers,  or other guarantors on any terms or in any manner Lender may choose;  (E) determine  how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such  security  and  direct  the  order  or  manner  of sale of any  Collateral, including  without  limitation,  any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer,  assign or grant participations in all or any part of the Loan;  (H) exercise or refrain from  exercising  any rights  against
Borrower or others,  or  otherwise  act or refrain  from  acting;  (I) settle or compromise any indebtedness;  and (J) subordinate the payment of all or any part of any of Borrower's  indebtedness  to Lender to the payment of any  liabilities which may be due Lender or others.

REPRESENTATIONS  AND WARRANTIES.  Borrower represents and warrants to Lender, as of the  date of this  Agreement,  as of the  date of each  disbursement  of loan proceeds, as of the date of any renewal,  extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. ELECSYS CORPORATION is a corporation for profit which is, and at all times  shall  be,  duly  organized,  validly  existing,  and in good standing  under and by virtue of the laws of the State of  Kansas.  ELECSYS
     CORPORATION is duly authorized to transact  business in all other states in which ELECSYS CORPORATION is doing business,  having obtained all necessary filings,  governmental  licenses  and  approvals  for  each  state in which
     ELECSYS  CORPORATION is doing business.  Specifically,  ELECSYS CORPORATION is, and at all times shall be, duly  qualified as a foreign  corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  ELECSYS CORPORATION has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently  proposes to engage.  ELECSYS
     CORPORATION  maintains  an office at 15301 WEST 109TH  STREET,  LENEXA,  KS
     66219. Unless ELECSYS CORPORATION has designated  otherwise in writing, the principal office is the office at which ELECSYS CORPORATION keeps its books and  records  including  its records  concerning  the  Collateral.  ELECSYS
     CORPORATION  will  notify  Lender  prior to any change in the  location  of
     ELECSYS  CORPORATION's  state of  organization  or any  change  in  ELECSYS
     CORPORATION's  name.  ELECSYS  CORPORATION shall do all things necessary to preserve  and to keep in full force and effect  its  existence,  rights and

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                            Page 5
--------------------------------------------------------------------------------

     privileges,  and shall  comply  with all  regulations,  rules,  ordinances, statutes,  orders and  decrees of any  governmental  or  quasi-governmental
     authority  or  court   applicable  to  ELECSYS   CORPORATION   and  ELECSYS
     CORPORATION's business activities.

     DCI, INC. is a corporation  for profit which is, and at all times shall be, duly organized,  validly existing, and in good standing under and by virtue of the  laws of the  State of  Kansas.  DCI,  INC.  is duly  authorized  to transact business in all other states in which DCI, INC. is doing business, having obtained all necessary filings,  governmental licenses and approvals for each state in which DCI,  INC. is doing  business.  Specifically,  DCI,
     INC. is, and at all times shall be, duly qualified as a foreign corporation in all  states in which the  failure  to so  qualify  would have a material adverse  effect on its business or financial  condition.  DCI, INC. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. DCI, INC.
     maintains an office at 15301 W 109TH STREET,  LENEXA, KS 66219. Unless DCI,
     INC. has  designated  otherwise  in writing,  the  principal  office is the office at which DCI, INC. keeps its books and records including its records concerning the Collateral. DCI, INC. will notify Lender prior to any change in the location of DCI,  INC.'s state of organization or any change in DCI,
     INC.'s name.  DCI,  INC.  shall do all things  necessary to preserve and to keep in full force and effect its  existence,  rights and  privileges,  and shall comply with all regulations, rules, ordinances,  statutes, orders and decrees  of any  governmental  or  quasi-governmental  authority  or  court applicable to DCI, INC. and DCI, INC.'s business activities.

     NTG, INC. is a corporation  for profit which is, and at all times shall be, duly organized,  validly existing, and in good standing under and by virtue of the  laws of the  State of  Kansas.  NTG,  INC.  is duly  authorized  to transact business in all other states in which NTG, INC. is doing business, having obtained all necessary filings,  governmental licenses and approvals for each state in which NTG,  INC. is doing  business.  Specifically,  NTG,
     INC. is, and at all times shall be, duly qualified as a foreign corporation in all  states in which the  failure  to so  qualify  would have a material adverse  effect on its business or financial  condition.  NTG, INC. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. NTG, INC.
     maintains an office at 15301 WEST 109TH STREET,  LENEXA,  KS 66219.  Unless
     NTG, INC. has designated  otherwise in writing, the principal office is the office at which NTG, INC. keeps its books and records including its records concerning the Collateral. NTG, INC. will notify Lender prior to any change in the location of NTG,  INC.'s state of organization or any change in NTG,
     INC.'s name.  NTG,  INC.  shall do all things  necessary to preserve and to keep in full force and effect its  existence,  rights and  privileges,  and shall comply with all regulations, rules, ordinances,  statutes, orders and decrees  of any  governmental  or  quasi-governmental  authority  or  court applicable to NTG, INC. and NTG, INC.'s business activities.

     Assumed  Business  Names.  Borrower has filed or recorded all  documents or filings  required by law  relating to all  assumed  business  names used by
     Borrower.  Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

     Authorization.  Borrower's  execution,  delivery,  and  performance of this
     Agreement and all the Related  Documents  have been duly  authorized by all necessary  action  by  Borrower  and  do not  conflict  with,  result  in a violation  of, or  constitute  a default  under  (1) any  provision  of (a)
     Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement  or  other  instrument  binding  upon  Borrower  or (2) any  law, governmental  regulation,  court decree, or order applicable to Borrower or to Borrower's properties.

     Financial Information.  Each of Borrower's financial statements supplied to
     Lender truly and completely  disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in
     Borrower's  financial  condition  subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     Legal Effect. This Agreement  constitutes,  and any instrument or agreement
     Borrower is  required  to give under this  Agreement  when  delivered  will constitute legal,  valid, and binding  obligations of Borrower  enforceable against Borrower in accordance with their respective terms.

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                            Page 6
--------------------------------------------------------------------------------

     Properties.  Except as  contemplated  by this  Agreement  or as  previously disclosed in Borrower's financial statements or in writing to Lender and as accepted  by  Lender,  and  except  for  property  tax  liens for taxes not presently  due and  payable,  Borrower  owns and has  good  title to all of
     Borrower's properties free and clear of all Security Interests, and has not executed any security  documents or financing  statements  relating to such properties.  All of Borrower's  properties  are titled in Borrower's  legal name,  and Borrower has not used or filed a financing  statement  under any other name for at least the last five (5) years.

     Hazardous Substances.  Except as disclosed to and acknowledged by Lender in writing,  Borrower  represents  and warrants that: (1) During the period of
     Borrower's ownership of the Collateral,  there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous  Substance by any person on, under,  about or from any of the
     Collateral.  (2) Borrower  has no  knowledge  of, or reason to believe that there has been (a) any breach or violation of any  Environmental  Laws; (b)
     any use, generation,  manufacture, storage, treatment, disposal, release or threatened release of any Hazardous  Substance on, under, about or from the
     Collateral  by any prior owners or occupants of any of the  Collateral;  or
     (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant,  contractor, agent  or  other  authorized  user  of  any of the  Collateral  shall  use, generate,  manufacture,  store, treat,  dispose of or release any Hazardous
     Substance  on,  under,  about or from any of the  Collateral;  and any such activity  shall be conducted in  compliance  with all  applicable  federal, state,  and local laws,  regulations,  and  ordinances,  including  without limitation  all  Environmental  Laws.  Borrower  authorizes  Lender and its agents to enter upon the Collateral to make such  inspections  and tests as
     Lender may deem appropriate to determine  compliance of the Collateral with this  section of the  Agreement.  Any  inspections  or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be  construed  to create any  responsibility  or  liability  on the part of
     Lender  to  Borrower  or to  any  other  person.  The  representations  and warranties  contained  herein  are based on  Borrower's  due  diligence  in investigating the Collateral for hazardous waste and Hazardous  Substances.
     Borrower  hereby (1) releases and waives any future claims  against  Lender for indemnity or  contribution  in the event  Borrower  becomes  liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold  harmless  Lender  against  any and all claims,  losses,  liabilities, damages,  penalties,  and expenses  which Lender may directly or indirectly sustain or suffer  resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or  threatened  release of a hazardous  waste or  substance  on the
     Collateral. The provisions of this section of the Agreement,  including the obligation to indemnify,  shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be  affected  by  Lender's  acquisition  of  any  interest  in  any  of the
     Collateral, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation,  administrative proceeding or similar  action  (including  those for unpaid taxes)  against
     Borrower is pending or  threatened,  and no other event has occurred  which
     may  materially   adversely  affect  Borrower's   financial   condition  or
     properties,  other than litigation,  claims,  or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrower's  knowledge,  all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes,  assessments and other governmental  charges have been paid in full, except those  presently  being or to be contested by Borrower in good faith in the ordinary  course of business and for which  adequate  reserves  have been provided.

     Lien Priority.  Unless otherwise previously disclosed to Lender in writing,
     Borrower  has not  entered  into or granted  any  Security  Agreements,  or permitted  the  filing  or  attachment  of  any  Security  Interests  on or affecting any of the Collateral  directly or indirectly  securing repayment of Borrower's  Loan and Note, that would be prior or that may in any way be superior  to  Lender's  Security  Interests  and  rights  in  and  to  such
     Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements (if any),
     and all Related Documents are binding upon the signers thereof,  as well as upon  their  successors,  representatives  and  assigns,  and  are  legally enforceable in accordance with their respective terms.

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                            Page 7
--------------------------------------------------------------------------------

AFFIRMATIVE  COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     Notices of Claims and Litigation.  Promptly inform Lender in writing of (1)
     all material adverse changes in Borrower's financial condition, and (2) all
     existing   and   all   threatened   litigation,   claims,   investigations,
     administrative  proceedings or similar  actions  affecting  Borrower or any
     Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records.  Maintain its books and records in accordance with GAAP, applied  on a  consistent  basis,  and permit  Lender to examine  and audit
     Borrower's books and records at all reasonable times.

     Financial Statements. Furnish Lender with the following:

          Annual  Statements.  As soon as available,  but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended,  audited by a certified public accountant satisfactory to Lender.

          Interim Statements.  As soon as available,  but in no event later than thirty  (30) days  after the end of each  fiscal  quarter,  Borrower's balance  sheet and profit  and loss  statement  for the period  ended, prepared by Borrower in form satisfactory to Lender.

          Additional  Requirements.  MONTHLY  ACCOUNTS  RECEIVABLE AGING REPORT,
          ACCOUNTS  PAYABLE AGING REPORT,  INVENTORY  REPORT AND BORROWING  BASE
          CERTIFICATE REQUIRED.

     All financial reports required to be provided under this Agreement shall be prepared  in  accordance  with GAAP,  applied on a  consistent  basis,  and certified by Borrower as being true and correct.

     Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

     Financial  Covenants and Ratios.  Comply with the  following  covenants and ratios:

          Minimum Income and Cash flow Requirements.

          Other Requirements. QUARTERLY LOAN COVENANTS:

          MAXIMUM  FUNDED DEBT TO EBITDA OF 4x BASED ON TRAILING  TWELVE  MONTHS
          (TTM)  MAXIMUM DEBT TO TANGIBLE  NET WORTH OF 2x MINIMUM  TANGIBLE NET
          WORTH OF $4MM.

          Except  as  provided  above,  all   computations   made  to  determine
          compliance with the requirements  contained in this paragraph shall be made in accordance  with  generally  accepted  accounting  principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     Insurance.  Maintain  fire  and  other  risk  insurance,  public  liability insurance,  and such other  insurance as Lender may require with respect to
     Borrower's properties and operations, in form, amounts,  coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will  deliver to Lender from time to time the policies or  certificates  of insurance  in form  satisfactory  to Lender,  including  stipulations  that coverages  will not be  cancelled or  diminished  without at least ten (10)
     days prior  written  notice to Lender.  Each  insurance  policy  also shall include an endorsement  providing that coverage in favor of Lender will not be impaired  in any way by any act,  omission or default of Borrower or any other person.  In  connection  with all policies  covering  assets in which
     Lender holds or is offered a security interest for the

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                            Page 8
--------------------------------------------------------------------------------

     Loans,  Borrower  will provide  Lender with such  lender's  loss payable or other endorsements as Lender may require.

     Insurance Reports.  Furnish to Lender,  upon request of Lender,  reports on each  existing  insurance  policy  showing such  information  as Lender may reasonably  request,  including without  limitation the following:  (1) the name of the insurer;  (2) the risks insured;  (3) the amount of the policy;
     (4) the properties  insured;  (5) the then current  property  values on the basis of which  insurance has been obtained,  and the manner of determining those values; and (6) the expiration date of the policy. In addition,  upon request of Lender  (however not more often than  annually),  Borrower  will
     have  an  independent  appraiser  satisfactory  to  Lender  determine,   as
     applicable,  the actual cash value or replacement  cost of any  Collateral.
     The cost of such appraisal shall be paid by Borrower.

     Other  Agreements.  Comply  with all  terms  and  conditions  of all  other agreements,  whether now or hereafter  existing,  between  Borrower and any other  party and notify  Lender  immediately  in writing of any  default in connection with any other such agreements.

     Loan  Proceeds.  Use all  Loan  proceeds  solely  for  Borrower's  business operations,  unless  specifically  consented  to the  contrary by Lender in writing.

     Taxes,   Charges  and  Liens.  Pay  and  discharge  when  due  all  of  its indebtedness and obligations, including without limitation all assessments, taxes,  governmental  charges,  levies and liens, of every kind and nature, imposed upon Borrower or its properties,  income, or profits,  prior to the date on which  penalties  would  attach,  and all lawful  claims  that,  if unpaid,  might become a lien or charge upon any of  Borrower's  properties, income, or profits.

     Performance.  Perform  and  comply,  in a timely  manner,  with all  terms, conditions,  and  provisions  set forth in this  Agreement,  in the Related
     Documents, and in all other instruments and agreements between Borrower and
     Lender.  Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

     Operations.  Maintain executive and management personnel with substantially the  same  qualifications  and  experience  as the  present  executive  and management  personnel;  provide  written  notice to Lender of any change in executive  and  management  personnel;  conduct its  business  affairs in a reasonable and prudent manner.

     Environmental  Studies.   Promptly  conduct  and  complete,  at  Borrower's
     expense, all such investigations, studies, samplings and testings as may be
     requested  by  Lender  or  any  governmental   authority  relative  to  any
     substance,  or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal,  state, or local law, rule, regulation,  order  or  directive,  at or  affecting  any  property  or any facility owned, leased or used by Borrower.

     Compliance   with   Governmental   Requirements.   Comply  with  all  laws,
     ordinances,   and  regulations,   now  or  hereafter  in  effect,   of  all
     governmental   authorities   applicable   to  the  conduct  of   Borrower's
     properties,  businesses and operations,  and to the use or occupancy of the
     Collateral,  including without limitation,  the Americans With Disabilities
     Act.  Borrower  may  contest  in good  faith  any such law,  ordinance,  or
     regulation  and  withhold  compliance  during  any  proceeding,   including
     appropriate  appeals,  so long as Borrower has  notified  Lender in writing prior to  doing  so and so long as,  in  Lender's  sole  opinion,  Lender's interests  in the  Collateral  are  not  jeopardized.  Lender  may  require
     Borrower  to  post   adequate   security  or  a  surety  bond,   reasonably
     satisfactory to Lender, to protect Lender's interest.

     Inspection.  Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral  for the Loan or Loans and Borrower's  other properties and to examine or audit Borrower's books,  accounts, and records and to make  copies  and  memoranda  of  Borrower's  books,  accounts,  and records.  If Borrower now or at any time  hereafter  maintains  any records
     (including  without  limitation  computer  generated  records and  computer software  programs for the generation of such records) in the possession of a third

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                            Page 9
--------------------------------------------------------------------------------

     party, Borrower,  upon request of Lender, shall notify such party to permit
     Lender free access to such records at all  reasonable  times and to provide
     Lender  with  copies  of any  records  it may  request,  all at  Borrower's expense.

     Compliance Certificates. Unless waived in writing by Lender, provide Lender within  fifteen  (15)  days  after  the  end  of  each  Month  End,  with a certificate  executed  by  Borrower's  chief  financial  officer,  or other officer or person acceptable to Lender, certifying that the representations and  warranties  set forth in this Agreement are true and correct as of the date of the certificate and further  certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in all respects with any and all  Environmental  Laws;  not cause or permit to exist,  as a result of an intentional or unintentional  action or omission on Borrower's part or on the part of any third party,  on property owned and/or  occupied by  Borrower,  any  environmental  activity  where damage may result to the environment,  unless  such  environmental  activity  is  pursuant to and in compliance  with the  conditions  of a  permit  issued  by the  appropriate federal, state or local governmental  authorities;  shall furnish to Lender promptly and in any event within thirty (30) days after  receipt  thereof a copy of any notice,  summons,  lien, citation,  directive,  letter or other communication from any governmental  agency or  instrumentality  concerning any intentional or  unintentional  action or omission on Borrower's part in connection with any  environmental  activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances.  Make, execute and deliver to Lender such promissory
     notes,  mortgages,  deeds  of  trust,  security  agreements,   assignments,
     financing statements, instruments, documents and other agreements as Lender or its  attorneys may  reasonably  request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Borrower's  failure to discharge or pay when due any amounts
Borrower is required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Borrower's behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on any  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  any  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of  repayment by Borrower.  All such  expenses  will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned  among and be payable with any  installment  payments to become due during  either (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (3) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.

NEGATIVE  COVENANTS.  Borrower  covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness  and Liens.  (1) Except for trade debt  incurred in the normal course  of  business  and  indebtedness  to  Lender  contemplated  by  this
     Agreement,  create,  incur  or  assume  indebtedness  for  borrowed  money, including capital leases, (2) sell,  transfer,  mortgage,  assign,  pledge, lease,  grant a security  interest in, or encumber any of Borrower's assets
     (except as allowed as Permitted  Liens),  or (3) sell with  recourse any of
     Borrower's accounts, except to Lender.

     Continuity   of   Operations.   (1)  Engage  in  any  business   activities
     substantially  different than those in which Borrower is presently engaged,
     (2) cease operations,  liquidate,  merge, transfer,  acquire or consolidate with any other  entity,  change  its name,  dissolve  or  transfer  or sell
     Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock),  provided, however that notwithstanding the foregoing, but only so long as no Event of
     Default has occurred and is  continuing or would result from the payment of dividends,  if Borrower is a "Subchapter S Corporation"  (as defined in the
     Internal  Revenue  Code of  1986,  as  amended),  Borrower  may  pay  cash,

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 10
--------------------------------------------------------------------------------

     dividends  on its stock to its  shareholders  from time to time in  amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy  their  liabilities  under federal and state law which arise solely from their status as  Shareholders of a Subchapter S
     Corporation  because of their  ownership of shares of Borrower's  stock, or purchase or retire any of Borrower's  outstanding  shares or alter or amend
     Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person,  enterprise or entity, (2) purchase,  create or acquire any interest in any other  enterprise  or entity,  or (3) incur any obligation  as surety or  guarantor  other than in the  ordinary  course of business.

     Agreements.  Borrower  will not enter  into any  agreement  containing  any provisions  which  would be violated  or  breached  by the  performance  of
     Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF  ADVANCES.  If Lender has made any  commitment  to make any Loan to
Borrower,  whether  under this  Agreement or under any other  agreement,  Lender shall have no  obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the  Related  Documents  or any  other  agreement  that  Borrower  or any
Guarantor  has  with  Lender;  (B)  Borrower  or  any  Guarantor  dies,  becomes incompetent  or becomes  insolvent,  files a petition in  bankruptcy  or similar proceedings,  or is adjudged a  bankrupt;  (C) there  occurs a material  adverse change in Borrower's  financial  condition,  in the  financial  condition of any
Guarantor,  or in the value of any  Collateral  securing  any  Loan;  or (D) any
Guarantor seeks,  claims or otherwise  attempts to limit,  modify or revoke such
Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the
Indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

     Payment  Default.  Borrower  fails to make any  payment  when due under the
     Loan.

     Other Defaults. Borrower fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition  contained in any other agreement  between Lender and
     Borrower.

     Default in Favor of Third Parties.  Borrower or any Grantor  defaults under any loan,  extension  of  credit,  security  agreement,  purchase  or sales agreement, or any other agreement, in favor of any other creditor or person that may materially  affect any of Borrower's or any Grantor's  property or
     Borrower's  or any  Grantor's  ability to repay the Loans or perform  their
     respective   obligations  under  this  Agreement  or  any  of  the  Related
     Documents.

     False  Statements.  Any  warranty,  representation  or  statement  made  or furnished  to  Lender  by  Borrower  or on  Borrower's  behalf  under  this
     Agreement or the Related  Documents is false or  misleading in any material respect,  either now or at the time made or furnished  or becomes  false or misleading at any time thereafter.

     Insolvency.  The  dissolution or  termination of Borrower's  existence as a going business,  the insolvency of Borrower,  the appointment of a receiver for any part of  Borrower's  property,  any  assignment  for the benefit of creditors,  any  type  of  creditor  workout,  or the  commencement  of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 11
--------------------------------------------------------------------------------

     Defective Collateralization. This Agreement or any of the Related Documents
     ceases to be in full force and effect (including  failure of any collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

     Creditor  or  Forfeiture   Proceedings.   Commencement  of  foreclosure  or
     forfeiture   proceedings,   whether  by  judicial  proceeding,   self-help,
     repossession  or any other  method,  by any  creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's  accounts,  including  deposit accounts, with Lender.  However,  this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or  reasonableness of the claim which is the basis of the creditor or  forfeiture  proceeding  and if
     Borrower  gives  Lender  written  notice  of  the  creditor  or  forfeiture proceeding  and  deposits  with  Lender  monies  or a  surety  bond for the creditor or forfeiture  proceeding,  in an amount  determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any  Guarantor  of any of the  Indebtedness  or any  Guarantor  dies  or becomes  incompetent,  or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.  In the event of a death,  Lender, at its option,  may, but shall not be required to,  permit the  Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner  satisfactory  to Lender,  and,  in doing so, cure any Event of
     Default.

     Change in Ownership.  Any change in ownership of twenty-five  percent (25%)
     or more of the common stock of Borrower.

     Adverse Change.  A material  adverse change occurs in Borrower's  financial condition, or Lender believes the prospect of payment or performance of the
     Loan is impaired.

     Right to Cure.  If any default,  other than a default on  Indebtedness,  is curable and if Borrower or Grantor,  as the case may be, has not been given a notice of a similar default within the preceding  twelve (12) months,  it may be cured if Borrower or Grantor,  as the case may be,  after  receiving written  notice from Lender  demanding  cure of such default:  (1) cure the default  within ten (10) days;  or (2) if the cure  requires  more than ten
     (10) days,  immediately  initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and
     complete  all  reasonable  and  necessary   steps   sufficient  to  produce
     compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related  Documents,  all commitments and  obligations of Lender under this Agreement or the Related  Documents or any other  agreement  immediately  will terminate  (including any obligation to make
further  Loan  Advances  or   disbursements),   and,  at  Lender's  option,  all
Indebtedness  immediately will become due and payable, all without notice of any kind to  Borrower,  except  that in the case of an Event of  Default of the type described in the  "Insolvency"  subsection  above,  such  acceleration  shall be automatic  and not optional.  In addition,  Lender shall have all the rights and remedies  provided in the Related  Documents or available at law, in equity,  or otherwise. Except as may be prohibited by applicable law, all of Lender's rights
and  remedies   shall  be  cumulative   and  may  be  exercised   singularly  or
concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation  of Borrower or of any Grantor  shall not affect  Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial/income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close  of my last  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 12
--------------------------------------------------------------------------------

     Amendments.   This   Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this
     Agreement  shall be  effective  unless  given in writing  and signed by the party or  parties  sought  to be  charged  or bound  by the  alteration  or amendment.

     Attorneys'  Fees;  Expenses.  Borrower  agrees  to pay upon  demand  all of
     Lender's  costs  and  expenses,  including  Lender's  attorneys'  fees  and
     Lender's legal  expenses,  incurred in connection  with the  enforcement of this  Agreement.  Lender may hire or pay someone  else to help enforce this
     Agreement,   and  Borrower  shall  pay  the  costs  and  expenses  of  such enforcement.  Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit,  including  attorneys' fees and legal expenses for bankruptcy  proceedings  (including efforts to modify or vacate any automatic stay or injunction),  and appeals. Borrower also shall pay all court  costs and such  additional  fees as may be  directed  by the court.

     Caption  Headings.  Caption  headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the  provisions of this Agreement.

     Consent to Loan  Participation.  Borrower  agrees and  consents to Lender's sale or  transfer,  whether  now or  later,  of one or  more  participation interests  in the  Loan  to one or  more  purchasers,  whether  related  or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers,  any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy  Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation  interests,  as well as all notices of any repurchase of such participation  interests.  Borrower also agrees that the purchasers of any such  participation  interests  will be considered as the absolute  owners of such interests in the Loan and will have all the rights granted under the participation  agreement or agreements governing the sale of such  participation  interests.  Borrower  further  waives all rights of offset  or  counterclaim  that it may have now or later  against  Lender or against any purchaser of such a participation  interest and unconditionally agrees  that  either  Lender  or  such  purchaser  may  enforce  Borrower's obligation under the Loan  irrespective of the failure or insolvency of any holder  of any  interest  in the Loan.  Borrower  further  agrees  that the purchaser of any such  participation  interests  may enforce its  interests irrespective  of any  personal  claims or defenses  that  Borrower may have against Lender.

     Governing Law. This Agreement will be governed by federal law applicable to
     Lender and, to the extent not  preempted  by federal  law,  the laws of the
     State of Missouri  without regard to its conflicts of law provisions.  This
     Agreement has been accepted by Lender in the State of Missouri.

     Choice of Venue.  If there is a  lawsuit,  Borrower  agrees  upon  Lender's request to submit to the  jurisdiction  of the  courts of  JOHNSON  County,
     State of Kansas.

     Joint and  Several  Liability.  All  obligations  of  Borrower  under  this
     Agreement shall be joint and several,  and all references to Borrower shall mean each and every Borrower.  This means that each Borrower  signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation,  partnership, limited liability company or similar  entity,  it is not necessary for Lender to inquire into the powers of any of the  officers,  directors,  partners,  members,  or other  agents acting or purporting  to act on the entity's  behalf,  and any  obligations made or created in  reliance  upon the  professed  exercise  of such powers shall be guaranteed under this Agreement.

     No Waiver by Lender.  Lender  shall not be deemed to have waived any rights under this  Agreement  unless such waiver is given in writing and signed by
     Lender.  No delay or omission on the part of Lender in exercising any right shall  operate  as a waiver of such right or any other  right.  A waiver by
     Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right  otherwise to demand strict  compliance  with that provision  or any other  provision  of this  Agreement.  No prior waiver by
     Lender,  nor any course of dealing between Lender and Borrower,  or between
     Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of  Borrower's  or any  Grantor's  obligations  as to any  future transactions.  Whenever  the  consent  of Lender  is  required  under  this
     Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 13
--------------------------------------------------------------------------------

     such  consent is required  and in all cases such  consent may be granted or withheld in the sole discretion of Lender.

     Notices.  Any notice  required  to be given under this  Agreement  shall be given in writing,  and shall be effective  when  actually  delivered,  when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or, if mailed, when  deposited  in the United  States mail,  as first class,  certified or registered mail postage  prepaid,  directed to the addresses shown near the beginning of this  Agreement.  Any party may change its address for notices under this  Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.
     For notice  purposes,  Borrower agrees to keep Lender informed at all times of Borrower's  current address.  Unless  otherwise  provided or required by law, if there is more than one Borrower,  any notice given by Lender to any
     Borrower is deemed to be notice given to all Borrowers.

     Severability.  If a court of competent  jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance,  that finding shall not make the offending provision illegal, invalid,  or  unenforceable  as to any  other  person or  circumstance.  If feasible,  the offending  provision shall be considered modified so that it becomes legal, valid and enforceable.  If the offending provision cannot be so modified,  it shall be considered  deleted from this  Agreement.  Unless otherwise required by law, the illegality,  invalidity, or unenforceability of any provision of this Agreement shall not affect the legality,  validity or enforceability of any other provision of this Agreement.

     Subsidiaries  and Affiliates of Borrower.  To the extent the context of any provisions  of this  Agreement  makes  it  appropriate,  including  without limitation any representation, warranty or covenant, the word "Borrower" as used in this  Agreement  shall include all of Borrower's  subsidiaries  and affiliates.  Notwithstanding the foregoing however,  under no circumstances shall this  Agreement be  construed  to require  Lender to make any Loan or
     other  financial   accommodation  to  any  of  Borrower's  subsidiaries  or
     affiliates.

     Successors  and Assigns.  All covenants  and  agreements by or on behalf of
     Borrower  contained in this Agreement or any Related  Documents  shall bind
     Borrower's  successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign  Borrower's  rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances,  Lender is relying on all representations, warranties,  and  covenants  made by Borrower in this  Agreement  or in any certificate or other instrument  delivered by Borrower to Lender under this
     Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such  representations,  warranties and  covenants  will survive the extension of Loan Advances and delivery to
     Lender of the Related  Documents,  shall be continuing in nature,  shall be deemed made and redated by Borrower at the time each Loan  Advance is made, and shall  remain in full  force and effect  until such time as  Borrower's
     Indebtedness  shall  be paid in  full,  or until  this  Agreement  shall be terminated in the manner provided above, whichever is the last to occur.

     Time is of the Essence.  Time is of the essence in the  performance of this
     Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings  attributed to such terms in the Uniform  Commercial  Code.  Accounting words and terms not otherwise  defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting  principles as in effect on the date of this Agreement:

     Account.  The word  "Account"  means a trade account,  account  receivable, other  receivable,  or other  right to payment  for goods sold or  services rendered  owing to Borrower  (or to a third  party  grantor  acceptable  to
     Lender).

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 14
--------------------------------------------------------------------------------

     Advance.  The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

     Agreement.  The word "Agreement"  means this Business Loan Agreement (Asset
     Based),  as this  Business Loan  Agreement  (Asset Based) may be amended or modified  from  time to time,  together  with all  exhibits  and  schedules attached to this Business Loan Agreement (Asset Based) from time to time.

     Borrower.  The word "Borrower"  means ELECSYS  CORPORATION;  DCI, INC.; and
     NTG, INC. and includes all co-signers and co-makers signing the Note.

     Borrowing  Base. The words  "Borrowing  Base" mean, as determined by Lender from time to time,  the lesser of (1)  $2,000,000.00  or (2) the sum of (a)
     80.000% of the aggregate amount of Eligible  Accounts,  plus (b) 50.000% of the aggregate amount of Eligible Inventory.

     Business Day. The words "Business Day" mean a day on which commercial banks are open in the State of Missouri.

     Collateral.  The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property,  whether granted directly or indirectly,  whether granted now or in the future,  and whether granted in the form of a security  interest,  mortgage,  collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional  sale,  trust receipt,  lien,  charge,  lien or title retention contract,  lease or consignment intended as a security device, or any other security or lien interest whatsoever,  whether created by law, contract, or otherwise.  The  word  Collateral  also  includes  without  limitation  all collateral described in the Collateral section of this Agreement.

     Eligible Accounts.  The words "Eligible  Accounts" mean at any time, all of
     Borrower's  Accounts which contain selling terms and conditions  acceptable to Lender.  The net amount of any Eligible  Account  against which Borrower may borrow shall exclude all returns,  discounts,  credits,  and offsets of any  nature.  Unless  otherwise  agreed to by Lender in  writing,  Eligible
     Accounts do not include:

          (1) Accounts  with respect to which the Account  Debtor is employee or agent of Borrower.

          (2) Accounts with respect to which the Account  Debtor is a subsidiary of, or affiliated  with  Borrower or its  shareholders,  officers,  or directors.

          (3) Accounts  with  respect to which goods are placed on  consignment, guaranteed  sale, or other terms by reason of which the payment by the
          Account Debtor may be conditional.

          (4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services  rendered by the Account
          Debtor to Borrower.

          (5) Accounts which are subject to dispute, counterclaim, or setoff.

          (6) Accounts  with respect to which the goods have not been shipped or delivered,  or the  services  have not been  rendered,  to the Account
          Debtor.

          (7) Accounts  with respect to which  Lender,  in its sole  discretion, deems the  creditworthiness  or  financial  condition  of the  Account
          Debtor to be unsatisfactory.

          (8)  Accounts  of any  Account  Debtor  who has filed or has had filed against it a petition in bankruptcy or an application for relief under any  provision  of any state or  federal  bankruptcy,  insolvency,  or debtor-in-relief acts; or who has had appointed a trustee,  custodian, or receiver for the assets of such Account Debtor;  or who has made an assignment  for the benefit of  creditors  or

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 15
--------------------------------------------------------------------------------

          has become  insolvent or fails  generally to pay its debts  (including its payrolls) as such debts become due.

          (9) Accounts  which have not been paid in full within 90 DAYS from the invoice date.

          (10) ALL ACCOUNTS OF ANY ACCOUNT  DEBTOR OF BORROWER IF ANY ACCOUNT OF
          SUCH  ACCOUNT  DEBTOR HAS NOT BEEN PAID IN FULL  WITHIN 90 DAYS OF ITS
          INVOICE DATE .

     Eligible Inventory.  The words "Eligible  Inventory" mean, at any time, all of Borrower's Inventory as defined below, except:

          (1)  Inventory  which is not owned by  Borrower  free and clear of all security interests, liens, encumbrances, and claims of third parties.

          (2)  Inventory  which  Lender,  in its  sole  discretion,  deems to be
          obsolete,   unsalable,   damaged,  defective,  or  unfit  for  further
          processing.

          (3) Work in progress.

     Environmental Laws. The words  "Environmental Laws" mean any and all state, federal and local  statutes,  regulations  and  ordinances  relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation,  and Liability Act
     of 1980,  as amended,  42 U.S.C.  Section  9601,  et seq.  ("CERCLA"),  the
     Superfund  Amendments and  Reauthorization  Act of 1986, Pub. L. No. 99-499
     ("SARA"),  the Hazardous Materials  Transportation  Act, 49 U.S.C.  Section
     1801,  et seq.,  the  Resource  Conservation  and  Recovery  Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default.  The words  "Event of Default"  mean any of the events of default  set  forth  in  this  Agreement  in the  default  section  of this
     Agreement.

     Expiration Date. The words  "Expiration  Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     GAAP. The word "GAAP" means generally accepted accounting principles.

     Grantor.  The word "Grantor"  means each and all of the persons or entities granting a Security  Interest  in any  Collateral  for the Loan,  including without limitation all Borrowers granting such a Security Interest.

     Guarantor.   The  word  "Guarantor"   means  any  guarantor,   surety,   or
     accommodation party of any or all of the Loan.

     Guaranty.  The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances. The words "Hazardous Substances" mean materials that,
     because  of  their  quantity,   concentration  or  physical,   chemical  or
     infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used,  treated,  stored, disposed of, generated, manufactured, transported or otherwise handled. The words  "Hazardous  Substances"  are used in their very  broadest  sense and include  without  limitation  any and all  hazardous  or toxic  substances, materials  or waste as defined by or listed under the  Environmental  Laws.
     The  term  "Hazardous   Substances"  also  includes,   without  limitation,
     petroleum and petroleum by-products or any fraction thereof and asbestos.

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 16
--------------------------------------------------------------------------------

     Indebtedness.  The word "Indebtedness" means the indebtedness  evidenced by the  Note or  Related  Documents,  including  all  principal  and  interest together  with all other  indebtedness  and costs  and  expenses  for which
     Borrower is  responsible  under this  Agreement or under any of the Related
     Documents.

     Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise,  parts and supplies, of every kind and  description,  and  goods  held for sale or  lease or  furnished  under contracts of service in which  Borrower  now has or hereafter  acquires any right,  whether  held by Borrower or others,  and all  documents  of title, warehouse receipts,  bills of lading, and all other documents of every type covering all or any part of the  foregoing.  Inventory  includes  inventory temporarily  out of  Borrower's  custody or  possession  and all returns on
     Accounts.

     Lender.  The word "Lender"  means Bank Midwest  N.A.,  its  successors  and assigns.

     Loan. The word "Loan" means any and all loans and financial  accommodations from Lender to  Borrower  whether now or  hereafter  existing,  and however
     evidenced,   including   without   limitation  those  loans  and  financial
     accommodations  described  herein or  described  on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means the Note executed by ELECSYS CORPORATION;  DCI,
     INC.; and NTG, INC. in the principal amount of $2,000,000.00 dated December
     30, 2005,  together with all renewals of, extensions of,  modifications of, refinancings  of,  consolidations  of,  and  substitutions  for the note or credit agreement.

     Permitted Liens.  The words  "Permitted  Liens" mean (1) liens and security interests  securing  Indebtedness owed by Borrower to Lender; (2) liens for taxes,  assessments,  or  similar  charges  either  not  yet  due or  being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing  obligations which are not yet delinquent;  (4) purchase money liens or purchase money security interests upon or in any property acquired or  held  by  Borrower  in  the  ordinary  course  of  business  to  secure indebtedness  outstanding  on the date of this Agreement or permitted to be incurred under the paragraph of this  Agreement  titled  "Indebtedness  and
     Liens";  (5) liens and  security  interests  which,  as of the date of this
     Agreement,  have been  disclosed  to and approved by the Lender in writing;
     and  (6)  those  liens  and  security  interests  which  in  the  aggregate constitute an immaterial and insignificant  monetary amount with respect to the net value of Borrower's assets.

     Primary  Credit  Facility.  The words  "Primary  Credit  Facility" mean the credit facility described in the Line of Credit section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements,  environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

     Security Agreement. The words "Security Agreement" mean and include without
     limitation   any    agreements,    promises,    covenants,    arrangements,
     understandings or other agreements,  whether created by law,  contract,  or otherwise,  evidencing,  governing,  representing,  or  creating a Security
     Interest.

     Security Interest.  The words "Security Interest" mean, without limitation, any and all types of collateral  security,  present and future,  whether in the form of a lien, charge, encumbrance,  mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage,  chattel trust, factor's lien, equipment trust, conditional sale, trust  receipt,  lien or title  retention  contract,  lease or  consignment intended  as a security  device,  or any other  security  or lien  interest whatsoever whether created by law, contract, or otherwise.

                     BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013               (Continued)                           Page 17
--------------------------------------------------------------------------------

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE,  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER{S}) AND
US (LENDER) FROM  MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

WAIVE JURY.  All parties to this  Agreement  hereby  waive the right to any jury trial in any action,  proceeding,  or counterclaim  brought by any party against any other party.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT  (ASSET  BASED) AND BORROWER  AGREES TO ITS TERMS.  THIS BUSINESS LOAN
AGREEMENT (ASSET BASED) IS DATED DECEMBER 30, 2005.

BORROWER:

ELECSYS CORPORATION

By:
    -------------------------------------------------
     KARL B. GEMPERLI, PRESIDENT & CEO
       of ELECSYS CORPORATION

DCI, INC.

By:
    -------------------------------------------------
     KARL B. GEMPERLI, PRESIDENT of DCI, INC.

NTG, INC.

By:
    -------------------------------------------------
     KARL B. GEMPERLI, DIRECTOR / TREASURER
       of  NTG, INC.

LENDER:

BANK MIDWEST N.A.

By:
    -------------------------------------------------
     Authorized Signer